UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

Clark Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

121 New York Avenue, Trenton, New Jersey (Address of Principal Executive Offices)	08638 (Zip Code)

(609) 396-1100
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K filed on February 12, 2008 (“Original 8-K”) is being filed (i) to include exhibits not previously filed and (ii) to correct references to the fiscal year as of which the company is changing its fiscal year end. Capitalized terms used herein but not defined herein have the meaning ascribed to them in the Original 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the Acquisition, the Registrant’s Board of Directors changed the Corporation’s fiscal year from a calendar year ending on December 31 to a 52-53 week year ending on the Saturday closest to December 31, effective with the fiscal year 2008. As such, the Corporation’s fiscal year 2008 will end on January 3, 2009. Since the change in fiscal year end is from the last day of the month to a 52-53 week fiscal year commencing within seven days of the month end, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, a transition report will not be required to be filed on the Form 10-K for the year ending January 3, 2009 or the first interim report of fiscal year 2009 for the quarter ending April 4, 2009. Previously, the change was incorrectly reported to be effective with fiscal year 2007.

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9.01 Financial Statements and Exhibits.

Exhibit	Description
2.1

Stock Purchase Agreement, dated as of May 18, 2007 and amended on November 1, 2007, by and among Registrant, The Clark Group, Inc. and the stockholders of The Clark Group, Inc. (included as Annex A of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Registrant*
3.2	Bylaws of the Registrant (incorporated by reference from Exhibit 3.1 to Registrant’s Current Report on Form 8-K, filed December 11, 2007)
4.1	Specimen Unit Certificate*
4.2	Specimen Common Stock Certificate*
4.3	Specimen Warrant Certificate*
4.4	Warrant Agreement (incorporated by reference from Exhibit 4.4 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)
4.5

First Supplemental Warrant Agreement by and between the Registrant and The Bank of New York (incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)

10.1

Form of Lock-up Agreement to be entered into by and between BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and each of the Initial Stockholders (incorporated by reference from Exhibit 10.3 to Amendment No. 3 of the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed on January 6, 2006)

10.2

Form of Transfer AgencyAgreement to be entered into by and between The Bank of New York and the Registrant (incorporated by reference from Exhibit 10.4 to Amendment No. 2 of the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed on December 15, 2005)

10.3

Form of Registration Rights Agreement to be entered into by and among the Registrant and each of the Initial Stockholders (incorporated by reference from Exhibit 10.7 to Amendment No. 6 of the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed on February 9, 2006)

10.4

Form of Letter Agreement to be entered into by and between the Registrant and BB&T Capital Markets, a division of Scott & Stringfellow, Inc. (incorporated by reference from Exhibit 10.8 to Amendment No. 2 of the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed on December 15, 2005)

10.5

Form of Initial Stockholder Warrant Purchase Agreement, to be entered into by and among the Registrant and each of the Initial Stockholders (incorporated by reference from Exhibit 10.9 to Amendment No. 6 of the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed on February 9, 2006)

10.6

Employment Agreement, dated May 18, 2007, between The Clark Group, Inc. and Timothy Teagan (included as Annex G of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.7

Employment Agreement, dated May 18, 2007, between The Clark Group, Inc. and John Barry (included as Annex H of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.8

Escrow Agreement, dated February 12, 2008, by and among the Registrant, the Sellers as listed on the signature page thereto, Charles C. Anderson, Jr., or in his absence, Jay Maier, as representative of the Sellers, and Continental Stock Transfer & Trust Company (included as Annex D of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.9

Stockholder Escrow Agreement, dated February 12, 2008, by and among the Registrant, the parties listed under Stockholders on the signature page thereto and The Bank of New York (included as Annex I of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

10.10	Registrant’s 2007 Long-Term Incentive Equity Plan (included as Annex C of the Definitive Proxy Statement (No. 001-32735), filed January 28, 2008 and incorporated by reference herein)

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10.11

Credit Agreement dated as of February 12, 2008, by and among GLAC, Clark, the Corporation, Clark Worldwide Transportation, Inc., and Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc., as Borrowers, the various financial institutions thereto, as Lenders, and LaSalle, as Administrative Agent*

14.1	Registrant’s Code of Ethics (incorporated by reference from Exhibit 14.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)
21.1	List of Subsidiaries*
99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.1 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-128591) filed December 15, 2005)
99.2	Nominating Committee Charter*
99.3	Press release dated February 13, 2008, announcing completion of acquisition*
*	Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7 , 2008

CLARK HOLDINGS INC.

By:	/s/ Stephen Spritzer
Name: Stephen Spritzer
Title: Chief Financial Officer